SCHEDULE OF INVESTMENTS

Delaware Ivy Science and Technology Fund (in thousands)	DECEMBER 31, 2021 (UNAUDITED)

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 11.9%
Alphabet, Inc., Class A(A)	163	$471,795
Alphabet, Inc., Class C(A)	134	388,413
Pinterest, Inc., Class A(A)	4,346	157,963
Tencent Holdings Ltd.(B)	1,670	97,809
Vimeo, Inc.(A)	2,895	51,994

		1,167,974

Wireless Telecommunication Service – 2.1%
T-Mobile U.S., Inc.(A)	1,769	205,162

Total Communication Services - 14.0%		1,373,136
Consumer Discretionary

Auto Parts & Equipment – 0.9%
Luminar Technologies, Inc., Class A(A)(C)	5,402	91,351

Internet & Direct Marketing Retail – 7.7%
Amazon.com, Inc.(A)	176	587,734
Chewy, Inc., Class A(A)(C)	1,393	82,164
MercadoLibre, Inc.(A)	64	86,000

		755,898

Total Consumer Discretionary - 8.6%		847,249
Financials

Consumer Finance – 0.7%
SoFi Technologies, Inc.(A)(C)	4,300	67,983

Total Financials - 0.7%		67,983
Health Care

Biotechnology – 0.9%
Moderna, Inc.(A)	328	83,225

Health Care Equipment – 2.9%
DexCom, Inc.(A)	243	130,691
Intuitive Surgical, Inc.(A)	442	158,783

		289,474

Health Care Technology – 2.3%
Cerner Corp.	2,469	229,256

Life Sciences Tools & Services – 1.1%
Repligen Corp.(A)	398	105,329

Pharmaceuticals – 1.1%
Eli Lilly and Co.	391	107,996

Total Health Care - 8.3%		815,280
Industrials

Trucking – 2.2%
Uber Technologies, Inc.(A)	5,113	214,404

Total Industrials - 2.2%		214,404
Information Technology

Application Software – 7.9%
ACI Worldwide, Inc.(A)	149	5,186
Aspen Technology, Inc.(A)	830	126,380
Autodesk, Inc.(A)	564	158,683
Cadence Design Systems, Inc.(A)	544	101,398
Intuit, Inc.	301	193,471
Workday, Inc., Class A(A)	705	192,528

		777,646

Data Processing & Outsourced Services – 8.4%
MasterCard, Inc., Class A	1,153	414,306
PayPal, Inc.(A)	1,135	214,107
Shift4 Payments, Inc., Class A(A)	1,469	85,085
WNS (Holdings) Ltd. ADR(A)	1,251	110,391

		823,889

Electronic Components – 2.4%
Amphenol Corp., Class A	2,719	237,829

Internet Services & Infrastructure – 2.3%
VeriSign, Inc.(A)	871	221,053

Semiconductor Equipment – 3.9%
ASML Holding N.V., NY Registry Shares(C)	486	387,195

Semiconductors – 19.7%
Ambarella, Inc.(A)	526	106,780
Analog Devices, Inc.	1,165	204,780
GlobalFoundries, Inc.(A)(C)	2,622	170,325
Infineon Technologies AG(B)	4,638	215,220
Microchip Technology, Inc.	3,265	284,221
Micron Technology, Inc.	2,713	252,746
NVIDIA Corp.	635	186,756
ON Semiconductor Corp.(A)	5,279	358,523
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,323	159,143

		1,938,494

Systems Software – 14.8%
Microsoft Corp.	3,719	1,250,903
ServiceNow, Inc.(A)	318	206,341

		1,457,244

Technology Hardware, Storage & Peripherals – 6.3%
Apple, Inc.	3,459	614,202

Total Information Technology - 65.7%		6,457,552

TOTAL COMMON STOCKS – 99.5%		$9,775,604
(Cost: $5,686,267)

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc.,
8.000%, 12-31-22(D)	$4,713	4,780

Total Materials - 0.1%		4,780

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$4,780
(Cost: $4,712)

SHORT-TERM SECURITIES	Shares
Money Market Funds(F) - 2.8%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.010%(E)	234,327	234,327
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	44,657	44,657

		278,984

TOTAL SHORT-TERM SECURITIES – 2.8%		$278,984
(Cost: $278,984)

TOTAL INVESTMENT SECURITIES – 102.4%		$10,059,368
(Cost: $5,969,963)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.4)%		(234,212)

NET ASSETS – 100.0%		$9,825,156

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	Listed on an exchange outside the United States.
(C)	All or a portion of securities with an aggregate value of $253,943 are on loan.
(D)	Restricted security. At December 31, 2021, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Principal	Cost	Value

Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$4,713	$4,712	$4,780

The total value of this security represented 0.1% of net assets at December 31, 2021.

(E)	Investment made with cash collateral received from securities on loan.
(F)	Rate shown is the annualized 7-day yield at December 31, 2021.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Communication Services	$1,373,136	$—	$—
Consumer Discretionary	847,249	—	—
Financials	67,983	—	—
Health Care	815,280	—	—
Industrials	214,404	—	—
Information Technology	6,242,332	215,220	—

Total Common Stocks	$9,560,384	$215,220	$—
Corporate Debt Securities	—	4,780	—
Short-Term Securities	278,984	—	—

Total	$9,839,368	$220,000	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned

at December 31, 2021 and the related unrealized appreciation

(depreciation) were as follows:

Cost	$5,969,963

Gross unrealized appreciation	4,501,137

Gross unrealized depreciation	(411,732)

Net unrealized appreciation	$4,089,405